UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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AT&T Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF CHANGE IN THE AT&T INC.

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 24, 2020

***

VIRTUAL MEETING

April 7, 2020

Dear Fellow AT&T Stockholder:

Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders, employees and our community, the 2020 Annual Meeting will be conducted solely as a virtual meeting on the internet. There will not be an in-person meeting. The date and time of the meeting will remain the same: Friday, April 24, 2020 at 9:00 a.m. CDT.

Attending the Virtual Meeting

Stockholders of Record

If you were a stockholder of record of AT&T common stock at the close of business on the record date of February 26, 2020, you are eligible to attend the meeting. To access the meeting, go to www.meetingcenter.io/272787934 and follow the prompts, which will ask you to enter your control number, circled above, and then ATT2020 as the password.

401(K) Plan Participants

If you are a participant in the AT&T Retirement Savings Plan, the AT&T Savings and Security Plan, the AT&T Puerto Rico Retirement Savings Plan, or the BellSouth Savings and Security Plan, and if you held shares of AT&T common stock on the record date, you are eligible to listen in and submit questions at the meeting. You may access the meeting in the same manner as Stockholders of Record. Because plan participants may submit voting instructions only through the plan trustee or administrator, to allow time to process the voting instructions, they must be submitted on or before April 21, 2020.

Beneficial Stockholders

If you were a beneficial stockholder of AT&T common stock as of the Record Date (i.e., you hold your shares through a broker or other intermediary), you may submit your voting instructions only through your broker or other intermediary. You may listen to the meeting by going to www.meetingcenter.io/272787934 and clicking on “Other Stockholders/Guests,” or you may register with AT&T’s transfer agent, Computershare, which will allow you to vote your shares at the meeting or change a prior vote. Instructions for registering with Computershare may be found at www.attproxy.com.

Asking Questions

You may submit your questions up to 3 days in advance at www.meetingcenter.io/272787934 using your control number and the ATT2020 password.

Attending the Annual Meeting as a Guest

The webcast will also be available to the general public at the following link: www.meetingcenter.io/272787934. Select “Other Shareholders/Guests” to enter the meeting. Please note you will not have the ability to ask questions or vote during the meeting.

Stockholder List

A list of stockholders entitled to vote at the meeting shall be available during the virtual Annual Meeting for inspection by stockholders for any legally valid purpose related to the Annual Meeting at www.meetingcenter.io/272787934.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting.

Please note that the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Stacey Maris

Senior Vice President – Assistant General Counsel and Secretary

The 2020 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2019, are available at www.attproxy.com.

AT&T to Hold Annual Meeting of Stockholders via Webcast

DALLAS, April 7, 2020 — In light of the COVID-19 pandemic, AT&T Inc.* (NYSE:T) will hold its 2020 Annual Meeting of Stockholders via webcast rather than an in-person meeting. The meeting will begin at 9 a.m. CDT on Friday, April 24. The webcast will be available at www.meetingcenter.io/272787934. In advance of the webcast, stockholders of record and AT&T 401(k) plan participants holding shares as of February 26, 2020, may submit questions to AT&T’s leadership. To do so, they should log into that site with their individual control numbers, which will be sent separately.

Stockholders of record as of February 26, 2020, with a control number, will be able to vote during the meeting. Stockholders of record may also submit votes prior to the meeting by visiting www.envisionreports.com/att.

The webcast will also be available to members of the general public. They can access the meeting at www.meetingcenter.io/272787934 and by selecting “Other Stockholders/Guests.”

Stockholders who hold their shares through a brokerage firm, bank or other entity will continue to provide their voting instructions to these firms. Instructions on how these holders may vote at the annual meeting can be found at www.attproxy.com.

*About AT&T

AT&T Inc. (NYSE:T) is a diversified, global leader in telecommunications, media and entertainment, and technology. It executes in the market under four operating units. WarnerMedia is a leading media and entertainment company that creates and distributes premium and popular content to global audiences through its consumer brands, including: HBO, HBO Max, Warner Bros., TNT, TBS, truTV, CNN, DC Entertainment, New Line, Cartoon Network, Adult Swim and Turner Classic Movies. AT&T Communications provides more than 100 million U.S. consumers with entertainment and communications experiences across TV, mobile and broadband. Plus, it serves high-speed, highly secure connectivity and smart solutions to nearly 3 million business customers. AT&T Latin America provides pay-TV services across 11 countries and territories in Latin America and the Caribbean and wireless services to consumers and businesses in Mexico, where it is the fastest-growing wireless provider. Xandr provides marketers with innovative and relevant advertising solutions for consumers around premium video content and digital advertising through its platform.

AT&T products and services are provided or offered by subsidiaries and affiliates of AT&T Inc. under the AT&T brand and not by AT&T Inc. Additional information is available at about.att.com. © 2020 AT&T Intellectual Property. All rights reserved. AT&T, the Globe logo and other marks are trademarks and service marks of AT&T Intellectual Property and/or AT&T affiliated companies. All other marks contained herein are the property of their respective owners.

For more information, contact:

Daphne Avila

AT&T Inc.

Phone: (972) 266-3866

Email: daphne.avila@att.com

April 7, 2020

© 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.